Exhibit 99.2

Supplemental Information

June 30, 2008

(Unaudited)

Sugar Land, TX	South San Francisco, CA	Dallas, TX	Walnut Creek, CA

Company Information (1)

Board of Directors

Robert R. Fanning, Jr.
Managing Director (Retired),
The Huron Consulting Group

James F. Flaherty III
Chairman and Chief Executive Officer
HCP, Inc.

Christine N. Garvey
Former Global Head of Corporate
Real Estate Services, Deutsche Bank AG

David B. Henry
Vice Chairman and Chief Investment
Officer, Kimco Realty Corporation

Lauralee E. Martin
Chief Operating and Financial Officer
Jones Lang LaSalle Incorporated

Michael D. McKee
Chief Executive Officer and Vice Chairman
The Irvine Company

Harold M. Messmer, Jr.
Chairman and Chief Executive Officer
Robert Half International, Inc.

Peter L. Rhein
Partner, Sarlot & Rhein

Kenneth B. Roath
Chairman Emeritus, HCP, Inc.

Richard M. Rosenberg
Chairman and Chief Executive Officer
(Retired), Bank of America

Joseph P. Sullivan
Chairman of the Board of Advisors
RAND Health

Senior Management

Jon M. Bergschneider
Senior Vice President
Life Science Estates

George P. Doyle
Senior Vice President
Chief Accounting Officer

James F. Flaherty III
Chairman and
Chief Executive Officer

Paul F. Gallagher
Executive Vice President
Chief Investment Officer

Edward J. Henning
Executive Vice President
General Counsel, Chief Administrative
Officer and Corporate Secretary

Thomas D. Kirby
Senior Vice President
Acquisitions and Valuations

Thomas M. Klaritch
Executive Vice President
Medical Office Properties

Marshall D. Lees
Executive Vice President
Life Science Estates

Brian J. Maas
Senior Vice President
Associate General Counsel

Stephen I. Robie
Senior Vice President
Financial Planning and Analysis

Randall W. Rohner
Senior Vice President
Life Science Estates

Timothy M. Schoen
Senior Vice President
Investment Management

Susan M. Tate
Senior Vice President
Asset Management

Mark A. Wallace
Executive Vice President
Chief Financial Officer and Treasurer

Other Information

Corporate Headquarters

3760 Kilroy Airport Way, Suite 300

Long Beach, CA  90806-2473

(562) 733-5100

Chicago Office

444 North Michigan Avenue, Suite 3230

Chicago, IL  60611

Nashville Office

3100 West End Avenue, Suite 800

Nashville, TN  37203

San Francisco Office

400 Oyster Point Boulevard, Suite 409

South San Francisco, CA  94080

Senior Debt Ratings
Moody’s	Baa3
Standard & Poor’s	BBB
Fitch	BBB

Stock Exchange Listing
NYSE

Trading Symbol
HCP	Common Stock
HCP_pe	Series E Preferred Stock
HCP_pf	Series F Preferred Stock

(1)          As of July 31, 2008.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Highlights

Dollars in thousands, except per share data

	Three Months Ended June 30,				Six Months Ended June 30,
	2008		2007		2008		2007

Revenues	$251,372		$206,846		$497,858		$414,913

NOI	202,335		165,414		397,934		326,786

Adjusted EBITDA	224,259		211,468		461,562		408,431

Net income applicable to common shares	227,012		66,001		272,141		206,006

FFO applicable to common shares	119,687		120,405		241,720		222,843

Per diluted common share:

EPS	$0.96		$0.32		$1.20		$1.00

FFO	0.51		0.58		1.06		1.07

FFO payout ratio per diluted common share	89%		77%		86%		83%

Adjusted fixed charge coverage	2.2	x	2.5	x	2.1	x	2.4	x

Financial leverage	52%		50%		52%		50%

Recent Developments

•      Tenet hospital portfolio restructured

•      Raised $1.3 billion through asset dispositions and financing transactions

•      Pro forma financial leverage at 51%(2)

Total Assets Under Management:  $13.2 Billion(1)

(1)          Represents the historical cost of real estate owned by HCP, the carrying amount of mortgage loans and 100% of the cost of real estate owned by unconsolidated joint ventures, excluding assets held under development and land held for future development, as of June 30, 2008.

(2)          Reflects the impact of $150 million principal repayment on the bridge loan in July 2008.

Consolidated Balance Sheets

In thousands

	June 30,	December 31,
	2008	2007
ASSETS
Real estate:
Buildings and improvements	$7,626,209	$7,526,015
Development costs and construction in progress	308,169	372,527
Land	1,560,756	1,571,427
Less accumulated depreciation and amortization	725,751	623,234
Net real estate	8,769,383	8,846,735

Net investment in direct financing leases	645,079	640,052
Loans receivable, net	1,072,811	1,065,485
Investments in and advances to unconsolidated joint ventures	278,479	248,894
Accounts receivable, net	31,920	44,892
Cash and cash equivalents	216,789	96,269
Restricted cash	32,387	36,427
Intangible assets, net	582,088	623,271
Real estate held for sale, net	90,668	403,614
Other assets, net	504,126	516,133
Total assets	$12,223,730	$12,521,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank line of credit	$—	$951,700
Bridge loan	1,150,000	1,350,000
Senior unsecured notes	3,821,786	3,819,950
Mortgage debt	1,516,380	1,278,280
Mortgage debt on assets held for sale	—	2,481
Other debt	105,264	108,496
Intangible liabilities, net	260,435	278,553
Accounts payable and accrued liabilities	223,389	233,342
Deferred revenue	65,786	55,990
Total liabilities	7,143,040	8,078,792

Minority interests:
Joint venture partners	31,557	33,436
Non-managing member unitholders	241,479	305,835
Total minority interests	273,036	339,271

Commitments and contingencies
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	236,512	216,819
Additional paid-in capital	4,349,399	3,724,739
Cumulative dividends in excess of earnings	(55,232)	(120,920)
Accumulated other comprehensive loss	(8,198)	(2,102)
Total stockholders’ equity	4,807,654	4,103,709
Total liabilities and stockholders’ equity	$12,223,730	$12,521,772

Consolidated Statements of Income

	Three Months Ended June 30,		Six Months Ended June 30,
In thousands, except per share data	2008	2007	2008	2007
Revenues:
Rental and related revenues	$215,616	$175,735	$424,210	$348,889
Tenant recoveries	20,170	11,676	41,621	25,360
Income from direct financing leases	14,129	15,215	29,103	30,205
Investment management fee income	1,457	4,220	2,924	10,459
Total revenues	251,372	206,846	497,858	414,913

Costs and expenses:
Depreciation and amortization	78,308	56,666	156,369	113,811
Operating	47,580	37,212	97,000	77,668
General and administrative	18,840	17,290	39,371	37,395
Impairments	9,715	—	9,715	—
Total costs and expenses	154,443	111,168	302,455	228,874

Other income (expense):
Gain on sale of real estate interest	—	10,141	—	10,141
Interest and other income, net	30,739	18,722	66,066	33,186
Interest expense	(85,509)	(72,973)	(181,835)	(150,756)
Total other income (expense)	(54,770)	(44,110)	(115,769)	(107,429)

Income before income taxes, equity income from unconsolidated joint ventures and minority interests’ share in earnings	42,159	51,568	79,634	78,610
Income taxes	(1,274)	395	(3,519)	152
Equity income from unconsolidated joint ventures	1,221	1,302	2,509	2,516
Minority interests’ share in earnings	(5,536)	(6,739)	(11,252)	(11,974)
Income from continuing operations	36,570	46,526	67,372	69,304

Discontinued operations:
Income before gain on sales of real estate, net of income taxes	5,469	22,687	14,941	41,152
Gain on sales of real estate	190,256	2,071	200,394	106,116
Total discontinued operations	195,725	24,758	215,335	147,268

Net income	232,295	71,284	282,707	216,572
Preferred stock dividends	(5,283)	(5,283)	(10,566)	(10,566)
Net income applicable to common shares	$227,012	$66,001	$272,141	$206,006

Basic earnings per common share:
Continuing operations	$0.13	$0.20	$0.25	$0.29
Discontinued operations	0.84	0.12	0.95	0.72
Net income applicable to common shares	$0.97	$0.32	$1.20	$1.01

Diluted earnings per common share:
Continuing operations	$0.13	$0.20	$0.25	$0.28
Discontinued operations	0.83	0.12	0.95	0.72
Net income applicable to common shares	$0.96	$0.32	$1.20	$1.00

Weighted average shares used to calculate earnings per common share:
Basic	235,117	205,755	225,945	204,882
Diluted	236,467	207,024	227,065	206,470

Dividends declared per common share	$0.455	$0.445	$0.910	$0.890

Consolidated Statements of Cash Flows

In thousands

	Six Months Ended June 30,
	2008	2007
Cash flows from operating activities:
Net income	$282,707	$216,572
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	156,369	113,811
Discontinued operations	5,677	13,765
Amortization of below market lease intangibles, net	(4,029)	(1,572)
Stock-based compensation	7,485	5,842
Amortization of debt issuance costs	6,162	5,643
Recovery of loan losses	—	(210)
Straight-line rents	(19,533)	(20,379)
Interest accretion	(13,026)	(4,163)
Deferred rental revenue	13,279	3,671
Equity income from unconsolidated joint ventures	(2,509)	(2,516)
Distributions of earnings from unconsolidated joint ventures	2,073	2,067
Minority interests’ share in earnings	11,252	11,974
Gains on sales of real estate and real estate interest	(200,394)	(116,257)
Marketable securities losses (gains), net	2,782	(4,874)
Derivative losses, net	2,360	—
Impairments	9,715	—
Changes in:
Accounts receivable	12,972	(3,912)
Other assets	5,399	(3,331)
Accounts payable and accrued liabilities	(6,047)	464
Net cash provided by operating activities	272,694	216,595

Cash flows from investing activities:
Cash used in acquisitions and development of real estate	(72,884)	(274,458)
Lease commissions and tenant and capital improvements	(32,359)	(14,408)
Proceeds from sales of real estate, net	512,883	356,556
Contributions to unconsolidated joint ventures	(2,826)	(1,172)
Distributions in excess of earnings from unconsolidated joint ventures	6,182	475,685
Purchase of marketable securities	—	(26,647)
Proceeds from the sale of marketable securities	10,700	53,317
Proceeds from the sales of interests in unconsolidated joint ventures	2,855	—
Principal repayments on loans receivable	2,835	6,630
Investments in loans receivable	(2,190)	(7,939)
Decrease in restricted cash	4,040	12,088
Net cash provided by investing activities	429,236	579,652

Consolidated Statements of Cash Flows

In thousands

	Six Months Ended June 30,
	2008	2007
Cash flows from financing activities:
Net repayments under bank line of credit	(951,700)	(624,500)
Repayments of bridge and term loans	(200,000)	(504,593)
Repayments of mortgage debt	(29,945)	(66,813)
Issuance of mortgage debt	258,726	141,817
Repayments of senior unsecured notes	—	(20,000)
Issuance of senior unsecured notes	—	500,000
Settlement of cash flow hedge	5,180	—
Debt issuance costs	(5,784)	(8,508)
Net proceeds from the issuance of common stock and exercise of options	572,973	282,080
Dividends paid on common and preferred stock	(217,019)	(194,298)
Distributions to minority interests	(13,841)	(10,902)
Net cash used in financing activities	(581,410)	(505,717)

Net increase in cash and cash equivalents	120,520	290,530
Cash and cash equivalents, beginning of period	96,269	60,687
Cash and cash equivalents, end of period	$216,789	$351,217

Consolidated Funds From Operations

Dollars in thousands, except per share data

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007

Net income applicable to common shares	$227,012	$66,001	$272,141	$206,006
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	78,308	56,666	156,369	113,811
Discontinued operations	1,380	6,537	5,677	13,765
Gains on sales of real estate and real estate interest	(190,256)	(12,212)	(200,394)	(116,257)
Equity income from unconsolidated joint ventures	(1,221)	(1,302)	(2,509)	(2,516)
FFO from unconsolidated joint ventures	5,108	5,518	11,728	9,632
Minority interests’ share in earnings	5,536	6,739	11,252	11,974
Minority interests’ share in FFO	(6,180)	(7,542)	(12,544)	(13,572)
FFO applicable to common shares	$119,687	$120,405	$241,720	$222,843

Distributions on convertible units	$2,396	$4,852	$7,163	$7,481

Diluted FFO applicable to common shares	$122,083	$125,257	$248,883	$230,324

Basic FFO per common share	$0.51	$0.59	$1.07	$1.09

Diluted FFO per common share	$0.51	$0.58	$1.06	$1.07

Weighted average shares used to calculate diluted FFO per common share	241,682	217,130	234,433	214,468

Dividends declared per common share	$0.455	$0.445	$0.910	$0.890

FFO payout ratio per common share	89.2%	76.7%	85.8%	83.2%

Impact of merger-related charges and impairments	$10,856	$1,677	$12,045	$8,979

Per common share impact of merger-related charges and impairments on diluted FFO	$0.04	$—	$0.05	$0.05

FFO payout ratio per common share prior to merger-related charges and impairments	82.7%	76.7%	82.0%	79.5%

Consolidated selected supplemental cash flow information:
Impairments	$9,715	$—	$9,715	$—
Amortization of below market lease intangibles, net	1,877	1,298	4,029	1,572
Stock-based compensation	3,959	3,364	7,485	5,842
Amortization of debt issuance costs	3,123	1,989	6,162	5,643
Straight-line rents	9,751	12,541	19,533	20,379
Interest accretion	6,734	2,220	13,026	4,163
Increase in deferred revenues – tenant improvement related	4,332	1,196	8,917	1,196
Increase (decrease) in SAB 104 deferred revenue	342	(1,152)	4,362	2,475
Lease commissions and tenant and capital improvements	14,252	6,328	32,359	14,408
Capitalized interest	7,538	78	16,900	173

HCP’s share of selected supplemental cash flow information from investment management business:
Amortization of above market lease intangibles, net	$260	$252	$524	$453
Amortization of debt issuance costs	71	80	145	145
Straight-line rents	1,153	1,530	2,339	2,943
Lease commissions and tenant and capital improvements	514	68	802	79

Capitalization

Dollars in thousands

	Debt Maturities and Scheduled Principal Repayments
	June 30, 2008
							HCP’s Share of
			Senior				Unconsolidated
	Bank Line		Unsecured	Mortgage	Other	Consolidated	Mortgage
	of Credit	Bridge Loan(1)	Notes	Debt	Debt(2)	Debt	Debt(3)	Total Debt
2008 (6 months)	$—	$—	$300,000	$71,231	$105,264	$476,495	$2,647	$479,142
2009	—	1,150,000	—	270,885	—	1,420,885	5,216	1,426,101
2010	—	—	206,421	295,103	—	501,524	5,557	507,081
2011	—	—	300,000	132,985	—	432,985	6,236	439,221
2012	—	—	250,000	104,076	—	354,076	13,572	367,648
2013	—	—	550,000	50,315	—	600,315	44,481	644,796
2014	—	—	87,000	172,194	—	259,194	4,155	263,349
2015	—	—	400,000	275,869	—	675,869	15,079	690,948
2016	—	—	400,000	53,339	—	453,339	217,891	671,230
2017	—	—	750,000	22,798	—	772,798	34,779	807,577
Thereafter	—	—	600,000	61,519	—	661,519	—	661,519
Subtotal	—	1,150,000	3,843,421	1,510,314	105,264	6,608,999	349,613	6,958,612

(Discounts) and premiums, net	—	—	(21,635)	6,066	—	(15,569)	(692)	(16,261)
Total	$—	$1,150,000	$3,821,786	$1,516,380	$105,264	$6,593,430	$348,921	$6,942,351

Weighted average interest rate	—%	3.48%	6.03%	5.99%	N/A	5.57%	5.70%	5.58%

Weighted average maturity in years	—	1.10	6.28	4.75	N/A	5.00	8.40	5.18

	Capitalization Ratios
	June 30,	December 31,
	2008	2007
Total Debt/Total Book Capitalization	57.7%	63.9%
Total Debt/Total Undepreciated Book Capitalization	53.6%	59.8%

Consolidated Debt/Consolidated Gross Assets	51.4%	57.3%
Total Debt/Total Gross Assets	51.6%	57.4%

Consolidated Secured Debt/Consolidated Gross Assets	11.8%	9.8%
Total Secured Debt/Total Gross Assets	13.9%	11.9%

Consolidated Debt/Consolidated Market Capitalization	45.1%	48.0%
Total Debt/Total Market Capitalization	46.4%	49.2%

	Variable Rate Debt
	June 30,	December 31,
	2008	2007
Fixed and variable rate ratios

Fixed rate	75.9%	64.1%
Variable rate	24.1%	35.9%
	100.0%	100.0%

(1)	In July 2008, the Company repaid $150 million of the outstanding balance of the bridge loan.
(2)	The Company has non-interest bearing Life Care Bonds at two of its CCRCs and non-interest bearing occupancy fee deposits at another of its senior housing facilities.
(3)	Includes pro-rata share of our unconsolidated institutional joint ventures of the investment management business.

Investments and Dispositions

Dollars in thousands

Investments

Description	Capacity	Property Count	Segment	Investment
Property acquisitions:
First quarter
Orangevale, CA	104 units	1	Senior housing	$10,878

Weighted average yield on acquisition				8.5%

Total fundings for development, tenant and capital improvements				$91,848

Total investments				$102,726

Dispositions

Description	Capacity	Property Count	Segment	Sales Price, Net of Costs
Property dispositions:
First quarter
Various	450 beds	3	Skilled nursing	$26,775
Arlington, TX	80 beds	1	Senior housing	2,875
				29,650
Second quarter
Various	1,103 beds	12	Hospital	310,518
Various	N/A	6	Senior housing	15,301
Various	689,286 Sq. Ft.	13	MOB	86,970
Various	937 beds	9	Skilled nursing	70,444
				483,233
Total property dispositions				$512,883

Weighted average exit yield on property dispositions				8.7%

Joint venture interest dispositions:
Various	104 units	2	Senior housing	$2,855

Total marketable securities sold				$10,700

Total dispositions				$526,438

Development(1)

Dollars and square feet in thousands

Development Projects in Process

					Estimated
			Estimated	Rent	Rentable
			Completion	Commencement	Square
Name of Project	Location	Segment	Date	Date	Feet
East Grand (Building 7)	So. San Francisco, CA	Life science	1Q 2008	1Q 2008	93
East Grand (Building 9)	So. San Francisco, CA	Life science	2Q 2008	3Q 2008	54
Oyster Point II (Building A)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	115
Oyster Point II (Building B)	So. San Francisco, CA	Life science	4Q 2008	1Q 2009	122
Oyster Point II (Building C)	So. San Francisco, CA	Life science	4Q 2008	N/A	78
					462

	Estimated total investment				$365,077

	Investment-to-date(2)				$307,210

	Percentage pre-leased				83%

Land Held for Future Development

				Estimated
				Rentable
			Gross Site	Square
Name of Project	Location	Segment	Acreage	Feet
Forbes Research Center	So. San Francisco, CA	Life science	7	326
Sierra Point	So. San Francisco, CA	Life science	23	540
Bressi I	Carlsbad, CA	Life science	23	397
Bressi II	Carlsbad, CA	Life science	18	300
Poway I	Poway, CA	Life science	41	676
Poway II	Poway, CA	Life science	31	585
Torrey Pines Science Center	Torrey Pines, CA	Life science	6	93
			149	2,917

Project Placed in Service

			Date	Rentable
			Placed in	Square
Name of Project	Location	Segment	Service	Feet
East Grand (Building 8)	So. San Francisco, CA	Life science	2Q 2008	82

(1)	Excludes potential redevelopment assets.
(2)	Investment-to-date includes $55 million of land and $12 million of net intangible assets, which are not included in development costs and construction in progress on our consolidated balance sheet.

Investment Management Business

As of and for the six months ended June 30, 2008

Dollars in thousands

						HCP’s
		Date	HCP’s	Joint	HCP’s Net	Investment	Initial
	Primary	Established/	Ownership	Venture’s	Equity	Management	Term (in
Unconsolidated Institutional Joint Ventures	Segment	Acquired	Percentage	Investment	Investment	Fee Income	years)

HCP Ventures II	Senior housing	January-07	35%	$1,097,267	$142,239	$1,589	Indefinite
HCP Ventures III	Medical office	October-06	30% (1)	140,579	12,575	221	10
HCP Ventures IV	Medical office	April-07	20%	649,267	47,358	1,112	10
HCP Life Science	Life Science	August-07	50%-63%	51,898	68,330	2	97-98
				$1,939,011	$270,502	$2,924

(1)  The Company owns an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III.

Investment Management Business

In thousands

Funds From Operations

	Three Months Ended June 30, 2008				Three Months Ended June 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(1)	HCP Life Science(2)
Net income (loss)	$2,503	$241	$(2,524)	$1,155	$2,715	$(24)	$(997)	$—
Depreciation and amortization of real estate and in-place lease intangibles	7,141	1,267	6,396	571	7,044	1,233	4,091	—
FFO	$9,644	$1,508	$3,872	$1,726	$9,759	$1,209	$3,094	$—

HCP’s share of FFO from unconsolidated joint ventures	$3,375	$452	$774	$992	$3,416	$363	$619	$—

Selected supplemental cash flow information:
Amortization of above and (below) market lease intangibles, net	$697	$(143)	$296	$—	$697	$(142)	$251	$—
Amortization of debt issuance costs	129	38	44	9	143	38	94	—
Straight-line rents	3,128	203	349	(125)	3,825	195	659	—
Lease commissions and tenant and capital improvements	—	—	1,832	287	—	7	362	—

	Six Months Ended June 30, 2008				Six Months Ended June 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(1)	HCP Life Science(2)
Net income (loss)	$5,237	$334	$(4,532)	$2,307	$5,119	$442	$(997)	$—
Depreciation and amortization of real estate and in-place lease intangibles	14,282	2,516	12,934	1,137	14,262	2,217	4,091	—
FFO	$19,519	$2,850	$8,402	$3,444	$19,381	$2,659	$3,094	$—

HCP’s share of FFO from unconsolidated joint ventures	$6,832	$855	$1,680	$1,980	$6,783	$798	$619	$—

Selected supplemental cash flow information:
Amortization of above and (below) market lease intangibles, net	$1,394	$(284)	$607	$—	$1,394	$(284)	$251	$—
Amortization of debt issuance costs	259	76	87	24	295	76	94	—
Straight-line rents	6,256	173	904	(87)	7,649	445	659	—
Lease commissions and tenant and capital improvements	—	10	2,329	666	—	22	362	—

(1)  At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent two months of operations.

(2)  Acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

Investment Management Business

In thousands

Balance Sheets

	June 30, 2008				December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
ASSETS
Real estate:
Buildings and improvements	$936,095	$129,704	$519,336	$43,124	$936,095	$129,144	$515,520	$43,118
Development costs and construction in progress	—	—	1,642	503	—	551	4,709	—
Land	108,907	1,780	65,834	8,271	108,907	1,780	65,698	8,271
Less accumulated depreciation and amortization	47,551	7,740	27,829	23,828	33,965	6,092	19,384	22,761

Net real estate	997,451	123,744	558,983	28,070	1,011,037	125,383	566,543	28,628

Cash and cash equivalents and restricted cash	6,472	2,595	15,758	1,726	6,998	850	13,937	1,342
Other assets, net	31,078	3,604	10,460	8,353	25,434	4,346	8,264	8,752
Intangible assets, net	46,177	11,488	57,127	—	48,321	12,397	62,755	—

Total assets	$1,081,178	$141,431	$642,328	$38,149	$1,091,790	$142,976	$651,499	$38,722

LIABILITIES AND PARTNERS’ CAPITAL
Mortgage debt	$673,415	$91,730	$378,682	$17,299	$677,764	$91,730	$378,842	$19,019
Intangible liabilities, net	1,229	5,254	12,191	—	1,282	5,581	12,925	—
Accounts payable, accrued liabilities and deferred revenue	6,088	2,561	14,662	1,039	7,082	2,063	15,138	1,296
Total liabilities	680,732	99,545	405,535	18,338	686,128	99,374	406,905	20,315
HCP’s capital	137,396	10,953	36,016	11,414	139,248	11,468	38,778	10,733
Partners’ capital	263,050	30,933	200,777	8,397	266,414	32,134	205,816	7,674

Total liabilities and members’ capital	$1,081,178	$141,431	$642,328	$38,149	$1,091,790	$142,976	$651,499	$38,722

Investment Management Business

In thousands

Statements of Operations

	Three Months Ended June 30, 2008				Three Months Ended June 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(1)	HCP Life Science(2)
Rental and related revenues:
Rental and related revenues	$20,829	$3,522	$14,063	$2,213	$20,902	$4,440	$10,763	$—
Tenant recoveries	—	1,182	2,799	756	—	—	—	—
	20,829	4,704	16,862	2,969	20,902	4,440	10,763	—

Costs and expenses:
Depreciation and amortization	7,141	1,267	6,396	571	7,044	1,233	4,091	—
Operating	4	1,533	6,660	892	—	1,543	3,949	—
General and administrative	1,385	238	861	35	1,231	254	428	—
	8,530	3,038	13,917	1,498	8,275	3,030	8,468	—

Operating income	12,299	1,666	2,945	1,471	12,627	1,410	2,295	—
Interest and other income, net	6	9	80	—	—	—	—	—
Interest expense	(9,802)	(1,434)	(5,549)	(316)	(9,912)	(1,434)	(3,292)	—
Net income (loss)	$2,503	$241	$(2,524)	$1,155	$2,715	$(24)	$(997)	$—

	Six Months Ended June 30, 2008				Six Months Ended June 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(1)	HCP Life Science(2)
Rental and related revenues:
Rental and related revenues	$41,750	$6,837	$28,488	$4,273	$41,511	$8,967	$10,763	$—
Tenant recoveries	—	2,359	5,939	1,103	—	—	—	—
	41,750	9,196	34,427	5,376	41,511	8,967	10,763	—

Costs and expenses:
Depreciation and amortization	14,282	2,516	12,934	1,137	14,262	2,217	4,091	—
Operating	4	3,095	13,476	1,237	—	3,048	3,949	—
General and administrative	2,632	402	1,577	49	2,372	390	428	—
	16,918	6,013	27,987	2,423	16,634	5,655	8,468	—

Operating income	24,832	3,183	6,440	2,953	24,877	3,312	2,295	—
Interest and other income, net	42	19	83	11	—	—	—	—
Interest expense	(19,637)	(2,868)	(11,055)	(657)	(19,758)	(2,870)	(3,292)	—
Net income (loss)	$5,237	$334	$(4,532)	$2,307	$5,119	$442	$(997)	$—

(1)	At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent two months of operations.
(2)	Acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

Investment Management Business

In thousands

Net Operating Income

	Three Months Ended June 30, 2008				Three Months Ended June 30, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV(1)	Life Science(2)
Net income (loss)	$2,503	$241	$(2,524)	$1,155	$2,715	$(24)	$(997)	$—
Depreciation and amortization	7,141	1,267	6,396	571	7,044	1,233	4,091	—
General and administrative	1,385	238	861	35	1,231	254	428	—
Interest and other income, net	(6)	(9)	(80)	—	—	—	—	—
Interest expense	9,802	1,434	5,549	316	9,912	1,434	3,292	—
NOI	$20,825	$3,171	$10,202	$2,077	$20,902	$2,897	$6,814	$—

HCP’s share of NOI from unconsolidated joint ventures	$7,289	$951	$2,040	$1,194	$7,316	$869	$1,363	$—

	Six Months Ended June 30, 2008				Six Months Ended June 30, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV(1)	Life Science(2)
Net income (loss)	$5,237	$334	$(4,532)	$2,307	$5,119	$442	$(997)	$—
Depreciation and amortization	14,282	2,516	12,934	1,137	14,262	2,217	4,091	—
General and administrative	2,632	402	1,577	49	2,372	390	428	—
Interest and other income, net	(42)	(19)	(83)	(11)	—	—	—	—
Interest expense	19,637	2,868	11,055	657	19,758	2,870	3,292	—
NOI	$41,746	$6,101	$20,951	$4,139	$41,511	$5,919	$6,814	$—

HCP’s share of NOI from unconsolidated joint ventures	$14,611	$1,830	$4,190	$2,380	$14,529	$1,776	$1,363	$—

(1)	At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent two months of operations.
(2)	Acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

Investment Management Business

In thousands

EBITDA

	Three Months Ended June 30, 2008				Three Months Ended June 30, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV(1)	Life Science(2)
Net income (loss)	$2,503	$241	$(2,524)	$1,155	$2,715	$(24)	$(997)	$—
Depreciation and amortization	7,141	1,267	6,396	571	7,044	1,233	4,091	—
Interest expense	9,802	1,434	5,549	316	9,912	1,434	3,292	—
EBITDA	$19,446	$2,942	$9,421	$2,042	$19,671	$2,643	$6,386	$—

HCP’s share of EBITDA from unconsolidated joint ventures	$6,806	$883	$1,884	$1,173	$6,885	$793	$1,277	$—

	Six Months Ended June 30, 2008				Six Months Ended June 30, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV(1)	Life Science(2)
Net income (loss)	$5,237	$334	$(4,532)	$2,307	$5,119	$442	$(997)	$—
Depreciation and amortization	14,282	2,516	12,934	1,137	14,262	2,217	4,091	—
Interest expense	19,637	2,868	11,055	657	19,758	2,870	3,292	—
EBITDA	$39,156	$5,718	$19,457	$4,101	$39,139	$5,529	$6,386	$—

HCP’s share of EBITDA from unconsolidated joint ventures	$13,705	$1,715	$3,891	$2,359	$13,699	$1,659	$1,277	$—

(1)	At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent two months of operations.
(2)	Acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

Investment Management Business

In thousands

Mortgage Debt Maturities and Scheduled Principal Repayments

June 30, 2008
						HCP’s Share
						of
						Unconsolidated
	HCP	HCP	HCP	HCP		Mortgage
	Ventures II	Ventures III	Ventures IV	Life Science	Total	Debt

2008 (6 months)	$4,529	$—	$451	$1,686	$6,666	$2,647
2009	9,567	—	936	2,894	13,397	5,216
2010	10,131	—	1,048	3,103	14,282	5,557
2011	10,727	—	2,743	3,328	16,798	6,236
2012	11,254	—	37,806	3,569	52,629	13,572
2013	117,934	—	8,451	2,719	129,104	44,481
2014	10,383	—	2,606	—	12,989	4,155
2015	10,995	—	56,156	—	67,151	15,079
2016	488,444	91,730	97,085	—	677,259	217,891
2017	—	—	173,897	—	173,897	34,779
Subtotal	673,964	91,730	381,179	17,299	1,164,172	349,613

Discounts, net	(549)	—	(2,497)	—	(3,046)	(692)
Total debt	$673,415	$91,730	$378,682	$17,299	$1,161,126	$348,921

HCP’s share of total debt	$235,695	$27,519	$75,736	$9,971	$348,921

Weighted average interest rate(1)	5.66%	6.02%	5.56%	7.00%	5.68%	5.70%

Weighted average maturity in years	8.75	8.04	7.84	5.27	8.40

(1)	Mortgage debt is 100% fixed rate debt.

Operating Portfolio

As of and for the six months ended June 30, 2008, dollars and square feet in thousands

Consolidated Portfolio

	Property		Average				EBITDAR		EBITDARM
Segment	Count	Investment	Age (Years)	Capacity		Occupancy %	CFC/DSC		CFC/DSC
Senior housing	240	$4,149,152	11	25,838	Units	90.1	1.19	x	1.43	x
Life science	99	2,729,716	15	6,171	Sq. Ft.	88.1	N/A		N/A
Medical office	192	2,160,156	17	13,204	Sq. Ft.	90.3	N/A		N/A
Hospital	21	1,077,322	22	2,781	Beds	54.3	2.53	x	2.97	x
Skilled nursing	51	1,160,670	23	6,079	Beds	85.9	1.46	x	2.01	x
	603	$11,277,016	15

Portfolio Diversification

Relationship Concentration

	Annualized Revenues
Company	Amount	%
Sunrise Senior Living	$137,049	15
HCR ManorCare	81,506	9
HCA	62,256	7
Brookdale	58,417	6
Tenet Healthcare Corporation	32,952	3
Genentech	26,273	3
Amgen	25,118	3
Emeritus Corporation	24,190	3
Cirrus Health	20,101	2
Aegis Senior Living	19,255	2
Kindred	15,181	2
Other	442,305	45
	$944,603	100

Geographic Concentration(1)

			Rental Revenues
	Investment		&	Interest	Operating
State	Amount	%	DFL Income	Income	Expenses
CA	$3,644,083	36	$151,090	$146	$30,370
TX	1,276,260	13	77,052	1,797	23,311
FL	681,528	7	36,909	—	6,752
CO	385,933	4	20,272	760	5,628
VA	382,666	4	15,040	—	765
WA	307,752	3	17,789	—	5,334
NJ	280,589	3	9,916	—	—
UT	253,166	2	15,827	—	3,208
MD	211,005	2	9,985	—	772
Other	2,603,884	26	141,054	253	20,860
	$10,026,866	100	$494,934	$2,956	$97,000

(1)               Geographic concentration excludes Mezzanine Loans and Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

Operating Portfolio

In thousands

Consolidated Portfolio

	Three Months Ended June 30, 2008
	Rental Revenues
Segment	& DFL Income	Operating Expenses	NOI	Interest Income
Senior housing	$84,125	$3,216	$80,909	$286
Life science	54,585	10,075	44,510	—
Medical office	77,558	33,220	44,338	—
Hospital	24,632	1,069	23,563	11,686
Skilled nursing	9,015	—	9,015	20,801
	$249,915	$47,580	$202,335	$32,773

	Six Months Ended June 30, 2008
	Rental Revenues
	& DFL	Operating		Interest
Segment	Income	Expenses	NOI	Income
Senior housing	$170,401	$6,812	$163,589	$602
Life science	107,196	21,670	85,526	—
Medical office	154,753	66,575	88,178	—
Hospital	44,776	1,943	42,833	22,270
Skilled nursing	17,808	—	17,808	43,985
	$494,934	$97,000	$397,934	$66,857

Operating Portfolio

As of and for the six months ended June 30, 2008, dollars and square feet in thousands

Owned Property Portfolio

	Property		Rental	Operating	Average				EBITDAR			EBITDARM
Segment	Count	Investment	Revenues	Expenses	Age (Years)	Capacity		Occupancy %	Amount	CFC		Amount	CFC
Senior housing	207	$3,501,583	$141,298	$6,812	11	22,529	Units	90.0	$306,358	1.19	x	$368,429	1.43	x
Life science	99	2,729,716	107,196	21,670	15	6,171	Sq. Ft.	88.1	N/A	N/A		N/A	N/A
Medical office	192	2,160,156	154,753	66,575	17	13,204	Sq. Ft.	90.3	N/A	N/A		N/A	N/A
Hospital	20	694,590	44,776	1,943	23	2,723	Beds	54.4	166,381	2.52	x	194,697	2.94	x
Skilled nursing	48	242,737	17,808	—	23	5,637	Beds	85.9	47,972	1.41	x	66,801	1.97	x
	566	$9,328,782	$465,831	$97,000	15

Direct Financing Lease Portfolio

	Property			Average				EBITDAR		EBITDARM
Segment	Count	Investment	DFL Income	Age (Years)	Capacity		Occupancy %	Amount	CFC	Amount	CFC
Senior housing	30	$629,637	$29,103	11	3,141	Units	91.5	$43,432	1.15 x	$54,478	1.44	x

Secured Loan Portfolio

	Property		Interest	Average				EBITDAR			EBITDARM
Segment	Count	Investment	Income	Age (Years)	Capacity		Occupancy %	Amount	DSC		Amount	DSC
Senior housing	3	$17,932	$602	15	168	Units	83.4	$855	1.95	x	$1,031	2.35	x
Hospital	1	35,308	1,501	9	58	Beds	51.9	8,899	2.97	x	10,502	3.50	x
Skilled nursing	3	15,207	853	29	442	Beds	85.1	5,110	2.07	x	6,459	2.62	x
	7	$68,447	$2,956	20				$14,864			$17,992

Mezzanine Loans and Other Debt Investments

		Interest
Segment	Investment	Income
Hospital	$347,424	$20,769
Skilled nursing	902,726	43,132
	$1,250,150	$63,901

Operating Portfolio

As of and for the six months ended June 30, 2008, dollars and square feet in thousands

Lease Expirations and Secured Loan Maturities

		Expiration Year
Segment	Total	2008	2009		2010	2011	2012	2013	2014	2015	2016	2017	Thereafter

Senior housing:
Properties	240	1	2		4	4	4	6	8	2	24	26	159
Annualized revenues	$298,708	$72	$288		$655	$1,116	$1,075	$23,628	$15,600	$3,174	$26,402	$29,941	$196,757

Life science:
Square feet	5,435	263	393		615	400	157	198	341	423	197	733	1,715
Annualized revenues	$178,829	$5,345	$8,003		$12,731	$13,305	$3,643	$6,763	$7,162	$14,064	$5,687	$23,375	$78,751

Medical office:
Square feet	11,918	1,268	1,728		1,860	1,215	1,454	925	638	585	398	476	1,371
Annualized revenues	$240,254	$29,751	$34,937		$37,449	$26,000	$28,991	$15,644	$15,125	$11,316	$8,059	$10,156	$22,826

Hospital:
Properties	21	1	5	(1)	1	—	—	1	—	1	1	2	9
Annualized revenues	$68,694	$1,260	$29,979		$2,973	$—	$—	$2,400	$—	$369	$3,001	$4,264	$24,448

Skilled nursing:
Properties	51	1	5		2	—	—	10	9	5	5	9	5
Annualized revenues	$35,458	$637	$2,445		$1,568	$—	$—	$6,870	$6,672	$2,821	$4,541	$7,684	$2,220

Total:
Annualized revenues	$821,943	$37,065	$75,652		$55,376	$40,421	$33,709	$55,305	$44,559	$31,744	$47,690	$75,420	$325,002

(1)          On June 30, 2008, HCP and Tenet Healthcare Corporation (“Tenet”) executed a definitive agreement relating to restructuring our hospital portfolio leased to Tenet and settling various disputes. The agreement provides, for among other things, the extension of the terms of three of these hospital leases. The settlement is expected to be effective by September 30, 2008 and is contingent among other things, on the closing of the sale by Tenet of a hospital in Tarzana, California.

Same Property Portfolio

As of June 30, 2008, except NOI data, dollars and square feet in thousands

		Senior	Life	Medical		Skilled
	Total	Housing	Science	Office	Hospital	Nursing

Property count	466	203	13	188	14	48
Investment	$6,229,962	$3,461,639	$166,924	$1,904,691	$453,971	$242,737

Percent of owned property portfolio (by investment)	66.8	98.9	6.1	88.2	65.4	100.0

Capacity		22,210 Units	898 Sq. Ft.	12,230 Sq. Ft.	1,766 Beds	5,637 Beds

NOI for the three months ended:
June 30, 2008	$138,484	$66,012	$4,427	$42,814	$16,216	$9,015
March 31, 2008	$133,070	$67,065	$2,423	$42,986	$11,803	$8,793
Same property % change in NOI	4.1	(1.6)	82.7	(0.4)	37.4	2.5

Adjusted NOI for the three months ended:
June 30, 2008	$133,129	$62,852	$3,650	$41,541	$16,185	$8,901
March 31, 2008	$128,109	$63,532	$2,481	$41,661	$11,772	$8,663
Same property % change in Adjusted NOI	3.9	(1.1)	47.1	(0.3)	37.5	2.7

NOI for the six months ended:
June 30, 2008	$271,553	$133,078	$6,849	$85,800	$28,018	$17,808
June 30, 2007	$268,904	$129,744	$6,595	$86,804	$28,418	$17,343
Same property % change in NOI	1.0	2.6	3.9	(1.2)	(1.4)	2.7

Adjusted NOI for the six months ended:
June 30, 2008	$261,235	$126,383	$6,131	$83,201	$27,956	$17,564
June 30, 2007	$256,323	$123,649	$5,523	$82,000	$28,119	$17,032
Same property % change in Adjusted NOI	1.9	2.2	11.0	1.5	(0.6)	3.1

Senior Housing Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

Owned Property	Property		Rental	Operating	Average			EBITDAR			EBITDARM
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC		Amount	CFC
Assisted living	170	$2,279,928	$88,969	$6,812	10	14,414	88.8	$185,848	1.16	x	$227,646	1.42	x
Independent living	28	682,030	27,921	—	14	4,582	89.7	56,973	1.09	x	65,663	1.25	x
CCRCs	9	539,625	24,408	—	20	3,533	95.0	63,537	1.41	x	75,120	1.67	x
	207	$3,501,583	$141,298	$6,812	11	22,529	90.0	$306,358	1.19	x	$368,429	1.43	x

Direct Financing Lease	Property			Average			EBITDAR			EBITDARM
Portfolio	Count	Investment	DFL Income	Age (Years)	Units	Occupancy %	Amount	CFC		Amount	CFC
Assisted living	27	$570,137	$24,635	11	3,141	91.5	$43,432	1.15	x	$54,478	1.44	x
CCRCs(1)	3	59,500	4,468
	30	$629,637	$29,103

Secured Loan	Property		Interest	Average			EBITDAR			EBITDARM
Portfolio	Count	Investment	Income	Age (Years)	Units	Occupancy %	Amount	DSC		Amount	DSC
Assisted living	2	$4,800	$146	11	68	—	$—	N/A		$—	N/A
Independent living	1	3,089	161	24	100	83.4	855	1.95	x	1,031	2.35	x
CCRCs(2)	—	10,043	295	N/A	—
	3	$17,932	$602	15	168

(1)  Represents ground leases on CCRCs.

(2)  Represents a secured construction loan on one CCRC included in the direct financing lease portfolio.

Senior Housing Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income				EBITDAR		EBITDARM
Operator	Count	% Pooled	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC		CFC/DSC
Sunrise Senior Living	101	100	$2,225,086	54	$75,096	44	11,730	90.7	1.18	x	1.45	x
Brookdale	24	92	675,054	16	33,801	20	4,830	94.4	1.33	x	1.56	x
Aegis Senior Living	12	67	258,008	6	11,209	7	966	89.1	1.04	x	1.20	x
Emeritus Corporation	26	88	245,619	6	13,724	8	2,347	91.6	1.21	x	1.45	x
Capital Senior Living	15	73	176,517	4	7,204	4	1,530	86.8	1.17	x	1.33	x
Harbor Retirement Associates	10	90	160,062	4	4,919	3	1,069	82.3	1.16	x	1.51	x
Atria Senior Living Group	6	100	88,076	2	4,561	3	854	86.6	0.99	x	1.14	x
Other	46	50	320,730	8	20,489	11	2,512	82.8	1.01	x	1.28	x
	240	85	$4,149,152	100	$171,003	100	25,838	90.1	1.19	x	1.43	x

Geographic Concentration

	Property	Investment		Rental Revenues & Interest Income				EBITDAR		EBITDARM
State	Count	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC		CFC/DSC
CA	28	$582,955	14	$22,429	13	3,181	87.1	1.18	x	1.46	x
FL	30	478,887	12	21,432	13	3,821	89.9	1.24	x	1.52	x
TX	30	384,469	9	19,022	11	3,256	88.4	1.20	x	1.41	x
NJ	13	280,589	7	9,916	6	1,223	93.8	1.10	x	1.31	x
VA	10	278,710	7	9,148	5	1,336	91.7	1.17	x	1.37	x
IL	11	187,218	5	7,037	4	912	92.5	1.25	x	1.48	x
MD	9	182,087	4	7,844	5	828	89.9	1.01	x	1.24	x
CO	5	168,931	4	6,561	4	893	92.7	1.35	x	1.64	x
MI	8	154,261	4	7,138	4	938	89.1	0.81	x	1.06	x
AL	4	140,332	3	6,545	4	683	95.0	1.11	x	1.28	x
PA	2	137,400	3	5,949	3	542	96.2	1.71	x	1.96	x
WA	8	132,609	3	4,038	2	573	84.0	0.83	x	1.05	x
Other	82	1,040,704	25	43,944	26	7,652	90.6	1.23	x	1.50	x
	240	$4,149,152	100	$171,003	100	25,838	90.1	1.19	x	1.43	x

Senior Housing Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio										Total Portfolio
	As of and for the Quarter Ended					As of and for the Year to Date					As of and for the Twelve Months Ended
	06/30/08		03/31/08		Change %	06/30/08		06/30/07		Change %	06/30/08		03/31/08(1)		06/30/07(1)

Total senior housing:
Property count	203		203			203		203			240		240		251
Investment	$3,461,639		$3,463,837		(0.1)	$3,461,639		$3,465,725		(0.1)	$4,149,152		$4,150,949		$4,225,457
Units	22,210		22,242		(0.1)	22,210		22,242		(0.1)	25,838		25,828		26,091
Occupancy %	90.0		90.2		(0.2)	90.0		90.6		(0.6)	90.1		90.2		89.9
EBITDAR	$304,402		$286,315		6.3	$304,402		$265,210		14.8	$350,645		$326,172		$299,877
EBITDAR CFC/DSC	1.19	x	1.13	x	5.3	1.19	x	1.05	x	13.3	1.19	x	1.12	x	1.03	x
EBITDARM	$366,039		$346,796		5.5	$366,039		$315,080		16.2	$423,938		$397,664		$357,746
EBITDARM CFC/DSC	1.43	x	1.37	x	4.4	1.43	x	1.25	x	14.4	1.43	x	1.36	x	1.23	x
NOI:
Rental revenues	$69,113		$70,483		(1.9)	$139,597		$136,967		1.9
Operating expenses	(3,101)		(3,418)		(9.3)	(6,519)		(7,223)		(9.7)
	$66,012		$67,065		(1.6)	$133,078		$129,744		2.6
Adjusted NOI:
Straight-line rents	(3,197)		(3,570)		(10.4)	(6,768)		(6,168)		9.7
Above market rents, net	37		37		—	73		73		—
	$62,852		$63,532		(1.1)	$126,383		$123,649		2.2

(1)  Amounts are reflected as originally reported.

Senior Housing Portfolio

Dollars in thousands

Lease Expirations and Secured Loan Maturities

	Total			Assisted Living		Independent Living		CCRCs
		Annualized Revenues			Annualized		Annualized		Annualized
Year	Properties	Amount	%	Properties	Revenues	Properties	Revenues	Properties	Revenues
2008 (six months)	1	$72	—	1	$72	—	$—	—	$—
2009	2	288	—	2	288	—	—	—	—
2010	4	655	—	4	655	—	—	—	—
2011	4	1,116	—	3	785	1	331	—	—
2012	4	1,075	—	4	1,075	—	—	—	—
2013	6	23,628	8	—	—	1	4,130	5	19,498
2014	8	15,600	5	5	1,948	—	—	3	13,652
2015	2	3,174	1	1	617	1	2,557	—	—
2016	24	26,402	9	14	12,779	10	13,623	—	—
2017	26	29,941	10	21	19,137	3	3,881	2	6,923
Thereafter	159	196,757	67	144	155,696	13	27,205	2	13,856
	240	$298,708	100	199	$193,052	29	$51,727	12	$53,929

Life Science Portfolio

As of and for the six months ended June 30, 2008, dollars and square feet in thousands

Owned Property	Property		Rental	Operating	Average	Square
Portfolio	Count	Investment	Revenues(1)	Expenses	Age (Years)	Feet	Occupancy %
San Francisco	73	$2,163,983	$84,083	$15,333	15	4,204	90.3
San Diego	17	475,466	17,142	5,286	17	1,387	76.2
Utah	9	90,267	5,971	1,051	10	580	100.0
	99	$2,729,716	$107,196	$21,670	15	6,171	88.1

Portfolio

Diversification

Tenant Concentration

	Square Feet		Annualized Revenues
Tenant	Amount	%	Amount	%
Genentech	647	12	$26,273	15
Amgen	433	8	25,118	14
Rigel Pharmaceuticals	147	3	13,983	8
Takeda	241	4	13,922	8
Exelixis, Inc.	295	5	12,095	7
ARUP	319	6	4,885	3
Sequenom	83	2	4,457	2
Myriad Genetics	225	4	4,307	2
Fibrogen	106	2	4,119	2
Alexza Pharmaceuticals	107	2	3,929	2
Other	2,832	52	65,741	37
	5,435	100	$178,829	100

(1)          Excludes $7.5 million of rent, $5.2 million from San Francisco and $2.3 million from San Diego, collected on leased space where tenant build out is not complete (deferred rent).  This space is included in occupied square feet and annualized revenues when determining occupancy and tenant concentration.

Life Science Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio							Total Portfolio
	As of and for the Quarter Ended				As of and for the Year to Date			As of and for the Twelve Months Ended
	06/30/08	03/31/08	Change %		06/30/08	06/30/07	Change %	06/30/08	03/31/08(1)	06/30/07(1)
Total life science:
Property count	13	13			13	13		99	97	14
Investment	$166,924	$166,601	0.2		$166,924	$150,124	11.2	$2,729,716	$2,660,989	$164,724
Square feet	898	898	—		898	921	(2.5)	6,171	6,024	992
Occupancy %	91.2	83.3	7.9		91.2	88.5	2.7	88.1	87.7	89.3
NOI:
Rental revenues	$5,935	$3,298	80.0		$9,232	$8,713	6.0
Operating expenses	(1,508)	(875)	72.3		(2,383)	(2,118)	12.5
	$4,427	$2,423	82.7		$6,849	$6,595	3.9
Adjusted NOI:
Straight-line rents	(682)	153	NM	(2)	(529)	(883)	(40.1)
Below market rents, net	(95)	(95)	—		(189)	(189)	—
	$3,650	$2,481	47.1		$6,131	$5,523	11.0

(1)  Amounts are reflected as originally reported, except for occupancy which were revised to conform to current presentation.

(2)  Percentage change not meaningful.

Life Science Portfolio

Dollars and square feet in thousands

Lease Expirations(1)

	Total				San Francisco		San Diego		Utah
	Square Feet		Annualized Revenues		Square	Annualized	Square	Annualized	Square	Annualized
Year	Amount	%	Amount	%	Feet	Revenues	Feet	Revenues	Feet	Revenues
2008 (six months)	263	5	$5,345	3	212	$4,322	51	$1,023	—	$—
2009	393	7	8,003	4	163	3,417	155	3,572	75	1,014
2010	615	11	12,731	7	341	7,623	142	3,121	132	1,987
2011	400	7	13,305	7	370	12,357	30	948	—	—
2012	157	3	3,643	2	89	2,024	32	1,070	36	549
2013	198	4	6,763	4	198	6,763	—	—	—	—
2014	341	6	7,162	4	341	7,162	—	—	—	—
2015	423	8	14,064	8	213	7,305	139	5,563	71	1,196
2016	197	4	5,687	3	197	5,687	—	—	—	—
2017	733	13	23,375	13	226	10,127	353	10,522	154	2,726
Thereafter	1,715	32	78,751	45	1,449	72,522	154	3,959	112	2,270
	5,435	100	$178,829	100	3,799	$139,309	1,056	$29,778	580	$9,742

(1)  Includes month-to-month and hold-over leases.

Life Science Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant			Renewal
		Base Rent		Improvements	Leasing	Average	Rate
	Leased	Per	% Change	Per Square	Costs Per	Lease Term	Year-to-
	Square Feet(1)	Square Foot	In Rents	Foot	Square Foot	(Months)	Date

Leased Square Feet as of December 31, 2007	5,623	$29.62
Expirations	(17)	12.28
Renewals, amendments and extensions	17	13.59	10.7	$2.41	$1.01	14	17.7
New leases	18	36.04		40.04	3.51	52
Terminations	(81)	12.42

Leased Square Feet as of March 31, 2008	5,560	$31.67
Acquisitions/Developments	82	45.16
Expirations	(27)	13.60
Renewals, amendments and extensions	7	14.00	3.0	—	0.42	12	18.5
New leases	60	29.77		31.68	9.56	79
Terminations	(7)	12.00

Leased Square Feet as of June 30, 2008	5,675	$32.51

(1)  Represents square feet subject to executed lease agreements.

Medical Office Portfolio

As of and for the six months ended June 30, 2008, dollars and square feet in thousands

Owned Property	Property		Rental	Operating	Average
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	149	$1,780,185	$128,614	$55,366	17	11,172	89.5
Off-Campus	43	379,971	26,139	11,209	15	2,032	94.6
	192	$2,160,156	$154,753	$66,575	17	13,204	90.3

Portfolio Diversification

Geographic Concentration

	Property	Investment		Square Feet			Rental Revenues		Operating Expenses
State	Count	Amount	%	Amount	%	Occupancy %	Amount	%	Amount	%
TX	46	$628,889	29	4,111	31	88.2	$43,270	28	$21,763	33
CA	16	258,744	12	944	7	94.3	17,183	11	9,169	14
CO	16	186,111	9	1,031	8	80.3	12,293	8	5,628	8
WA	7	175,144	8	687	5	98.0	13,751	9	5,333	8
TN	18	145,646	7	1,551	12	91.5	13,402	9	5,385	8
FL	19	140,191	6	1,024	8	91.3	11,624	8	5,486	8
UT	22	130,165	6	939	7	94.2	8,753	6	2,157	3
KY	6	99,323	5	640	5	93.6	6,308	4	2,097	3
NV	8	82,985	4	541	4	85.5	6,816	4	2,526	4
Other	34	312,958	14	1,736	13	92.2	21,353	13	7,031	11
	192	$2,160,156	100	13,204	100	90.3	$154,753	100	$66,575	100

Medical Office Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date			As of and for the Twelve Months Ended
	06/30/08	03/31/08	Change %	06/30/08	06/30/07	Change %	06/30/08	03/31/08(1)	06/30/07(1)
Total medical office:
Property count	188	188		188	188		192	205	206
Investment	$1,904,691	$1,899,914	0.3	$1,904,691	$1,872,476	1.7	$2,160,156	$2,232,462	$2,158,715
Square feet	12,230	12,230	—	12,230	12,230	—	13,204	13,896	13,673
Occupancy %	90.8	90.8	—	90.8	90.9	(0.1)	90.3	90.4	90.9
NOI:
Rental revenues	$70,600	$69,702	1.3	$140,302	$138,918	1.0
Operating expenses	(27,786)	(26,716)	4.0	(54,502)	(52,114)	4.6
	$42,814	$42,986	(0.4)	$85,800	$86,804	(1.2)
Adjusted NOI:
Straight-line rents	(1,022)	(1,090)	(6.2)	(2,112)	(4,042)	(47.7)
Below market rents, net	(251)	(235)	6.8	(487)	(762)	(36.1)
	$41,541	$41,661	(0.3)	$83,201	$82,000	1.5

(1)  Amounts are reflected as originally reported, except occupancy which were revised to conform to current presentation.

Medical Office Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				On-Campus		Off-Campus
	Square Feet		Annualized Revenues			Annualized		Annualized
	Amount	%	Amount	%	Square Feet	Revenues	Square Feet	Revenues
2008 (six months)(1)	1,268	11	$29,751	12	1,012	$20,539	256	$9,212
2009	1,728	14	34,937	15	1,445	29,652	283	5,285
2010	1,860	16	37,449	16	1,736	34,297	124	3,152
2011	1,215	10	26,000	11	1,072	23,458	143	2,542
2012	1,454	12	28,991	12	1,287	26,301	167	2,690
2013	925	8	15,644	7	696	12,255	229	3,389
2014	638	5	15,125	6	581	13,922	57	1,203
2015	585	5	11,316	5	435	8,280	150	3,036
2016	398	3	8,059	3	330	6,654	68	1,405
2017	476	4	10,156	4	411	9,008	65	1,148
Thereafter	1,371	12	22,826	9	992	15,796	379	7,030
	11,918	100	$240,254	100	9,997	$200,162	1,921	$40,092

(1)  Includes month-to-month and hold-over leases.

Medical Office Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant
		Base Rent		Improvements	Leasing	Average
	Leased	Per	% Change	Per Square	Costs Per	Lease Term	Renewal Rate
	Square Feet	Square Foot	In Rents	Foot	Square Foot	(Months)	Year-to-Date

Leased Square Feet as of December 31, 2007	12,605	$20.28
Expirations	(711)	20.21
Renewals, amendments and extensions	582	20.08	5.0	$3.72	$1.07	38	81.8
New leases	108	17.78		24.84	4.04	54
Terminations	(27)	20.48

Leased Square Feet as of March 31, 2008	12,557	$20.47
Dispositions	(619)	16.80
Expirations	(499)	21.40
Renewals, amendments and extensions	392	24.39	15.5	2.41	0.66	37	80.5
New leases	123	20.04		25.33	3.80	66
Terminations	(36)	21.79

Leased Square Feet as of June 30, 2008	11,918	$20.87

Hospital Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

	Property		Rental	Operating	Average		Occupancy	EBITDAR			EBITDARM
Owned Property	Count	Investment	Revenues	Expenses	Age (Years)	Beds	%	Amount	CFC		Amount	CFC
Acute care	8	$499,706	$32,428	$1,602	31	1,955	52.9	$116,508	2.63	x	$133,850	3.02	x
Rehab	7	95,322	5,868	229	18	487	55.7	18,018	1.67	x	21,800	2.03	x
Specialty	2	64,357	2,486	112	24	37	N/A	14,708	3.24	x	17,122	3.77	x
LTACH	3	35,205	3,994	—	14	244	60.2	17,147	2.62	x	21,925	3.36	x
	20	$694,590	$44,776	$1,943	23	2,723	54.4	$166,381	2.52	x	$194,697	2.94	x

Secured Loan	Property		Interest		Average		Occupancy	EBITDAR			EBITDARM
Portfolio	Count	Investment	Income		Age (Years)	Beds	%	Amount	DSC		Amount	CFC
Acute care	1	$35,308	$1,501		9	58	51.9	$8,899	2.97	x	$10,502	3.50	x

Other Debt			Interest
Investments		Investment	Income
Acute care		$252,350	$12,418
Specialty		95,074	8,351
		$347,424	$20,769

Hospital Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

Portfolio Diversification

Operator Concentration

					Rental Revenues &
	Properties		Investment		Interest Income			Occupancy	EBITDAR		EBITDARM
Operator(1)	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC		CFC/DSC
HCA	1	—	$418,423	39	$23,501	34	598	N/A	N/A		N/A
Tenet Healthcare Corp.(2)	6	—	328,315	30	21,503	32	1,258	54.8	2.66	x	3.05	x
Cirrus Health	2	—	141,105	13	9,832	15	37	N/A	3.24	x	3.77	x
HealthSouth	5	80	55,981	5	4,141	6	372	56.7	2.91	x	3.30	x
Other	7	71	133,498	13	8,069	13	516	49.3	1.69	x	2.24	x
	21	43	$1,077,322	100	$67,046	100	2,781	54.3	2.53	x	2.97	x

Geographic Concentration(3)

	Property	Investment		Rental Revenues & Interest Income				EBITDAR		EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy %	CFC/DSC		CFC/DSC
TX	5	$260,084	36	$16,190	35	947	49.4	1.08	x	1.53	x
CA	3	150,052	21	9,315	20	358	37.9	1.33	x	1.62	x
GA	2	76,735	11	5,682	12	239	75.1	4.34	x	4.86	x
FL	1	62,450	9	3,876	8	204	68.8	2.42	x	2.86	x
Other	10	180,577	23	11,214	25	1,033	56.8	3.35	x	3.85	x
	21	$729,898	100	$46,277	100	2,781	54.3	2.53	x	2.97	x

(1) Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

(2) On June 30, 2008, HCP and Tenet executed a definitive agreement relating to restructuring our hospital portfolio leased to Tenet and settling various disputes. The agreement provides for among other things the extension of the terms of three of these hospital leases. The settlement is expected to be effective by September 30, 2008 and is contingent among other things, on the closing of the sale by Tenet of a hospital in Tarzana, California.

(3) Geographic concentration excludes Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

Hospital Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio										Total Portfolio
	As of and for the Quarter Ended					As of and for the Year to Date					As of and for the Twelve Months Ended
	06/30/08		03/31/08		Change %	06/30/08		06/30/07		Change %	06/30/08		03/31/08(1)		06/30/07(1)
Total hospital:
Property count	14		14			14		14			21		23		38
Investment	$453,971		$458,539		(1.0)	$453,971		$458,077		(0.9)	$1,077,322		$1,188,452		$1,120,776
Beds	1,766		1,766		—	1,766		1,766		—	2,781		3,239		4,514
Occupancy %	53.7		53.4		0.3	53.7		56.1		(2.4)	54.3		52.4		58.8
EBITDAR	$154,328		$150,346		2.6	$154,328		$151,111		2.1	$175,280		$180,716		$261,211
EBITDAR CFC/DSC	2.72	x	2.65	x	2.6	2.72	x	2.70	x	0.7	2.53	x	2.27	x	2.50	x
EBITDARM	$177,186		$172,960		2.4	$177,186		$168,680		5.0	$205,199		$213,852		$295,667
EBITDARM CFC/DSC	3.12	x	3.04	x	2.6	3.12	x	3.02 x		3.3	2.97	x	2.69	x	2.83	x
NOI:
Rental revenues	$16,253		$11,803		37.7	$28,055		$28,418		(1.3)
Operating expenses	(37)		—		—	(37)		—		—
	$16,216		$11,803		37.4	$28,018		$28,418		(1.4)
Adjusted NOI:
Straight-line rents	(6)		(6)		—	(12)		(249)		(95.2)
Below market rents, net	(25)		(25)		—	(50)		(50)		—
	$16,185		$11,772		37.5	$27,956		$28,119		(0.6)

Lease Expirations and Secured Loan Maturities

			Annualized Revenues
	Properties		Amount		%
2008 (six months)	—		$—		—
2009(2)	5		29,979		44
2010	1		2,973		4
2011	—		—		—
2012	—		—		—
2013	1		2,400		3
2014	—		—		—
2015	1		369		1
2016	1		3,001		4
2017	3		5,524		8
Thereafter	9		24,448		36
	21		$68,694		100

(1)  Amounts are reflected as originally reported.

(2)   On June 30, 2008, HCP and Tenet executed a definitive agreement relating to restructuring our hospital portfolio leased to Tenet and settling various disputes. The agreement provides for among other things the extension of the terms of three of these hospital leases. The settlement is expected to be effective by September 30, 2008 and is contingent among other things, on the closing of the sale by Tenet of a hospital in Tarzana, California.

Skilled Nursing Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

Owned					Average
Property	Property		Rental	Operating	Age		Occupancy	EBITDAR			EBITDARM
Portfolio	Count	Investment	Revenues	Expenses	(Years)	Beds	%	Amount	CFC		Amount	CFC
Skilled nursing	48	$242,737	$17,808	$—	23	5,637	85.9	$47,972	1.41	x	$66,801	1.97	x

Average
Secured Loan	Property		Interest		Age		Occupancy	EBITDAR			EBITDARM
Portfolio	Count	Investment	Income		(Years)	Beds	%	Amount	DSC		Amount	DSC
Skilled nursing	3	$15,207	$853		29	442	85.1	$5,110	2.07	x	$6,459	2.62	x

Mezzanine			Interest
Loans		Investment	Income
Skilled nursing		$902,726	$43,132

Portfolio Diversification

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR		EBITDARM
Operator	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC		CFC/DSC
HCR ManorCare(1)	—	—	$902,726	78	$43,133	70	N/A	N/A	N/A		N/A
Formation Capital	9	100	63,100	5	3,379	5	934	95.3	1.65	x	2.12
Covenant Care	12	—	61,672	5	4,347	7	1,329	83.5	1.50	x	2.04
Trilogy Health Services	5	100	33,452	3	2,271	4	569	90.2	1.58	x	1.95
Kindred	9	100	33,100	3	4,007	6	1,288	86.6	1.21	x	1.95
Sun Healthcare	6	67	32,308	3	2,237	4	841	84.2	1.99	x	2.52
Other	10	—	34,312	3	2,419	4	1,118	78.6	0.74	x	1.34
	51	53	$1,160,670	100	$61,793	100	6,079	85.9	1.46	x	2.01

(1)     For the Company’s HCR ManorCare investment, DSC is calculated as the quotient of  i) Facility EBITDAR and EBITDARM for the most recent quarter(s) of available data since HCR ManorCare’s December 2007 recapitalization divided by ii) the borrower’s pro forma debt service calculated as the product of a) total outstanding senior and mezzanine debt for the relevant period(s) multiplied by b) HCR ManorCare’s hedged interest rate maximum exposure of 5.25%. Currently, the EBITDAR and EBITDARM DSC for this investment is 1.52x and 1.87x, respectively.

Skilled Nursing Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

Geographic Concentration(1)

	Property	Investment		Rental Revenues & Interest Income				EBITDAR		EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy	CFC/DSC		CFC/DSC
VA	9	$63,100	24	$3,379	18	934	95.3	1.65	x	2.12	x
IN	8	46,090	18	3,248	17	870	86.2	1.38	x	1.80	x
OH	8	43,044	17	3,428	18	1,077	78.3	1.33	x	1.86	x
CO	4	21,863	8	1,524	8	602	91.6	2.27	x	2.84	x
NV	2	13,100	5	985	5	266	90.9	1.67	x	2.34	x
CA	3	12,882	5	1,046	6	379	86.5	1.52	x	2.25	x
Other	17	57,865	23	5,051	28	1,951	82.4	1.11	x	1.77	x
	51	$257,944	100	$18,661	100	6,079	85.9	1.46	x	2.01	x

Portfolio Trends

	Same Property Portfolio										Total Portfolio
	As of and for the Quarter Ended					As of and for the Year to Date					As of and for the Twelve Months Ended
	06/30/08		03/31/08		Change %	06/30/08		06/30/07		Change %	06/30/08		03/31/08(2)		06/30/07(2)
Total skilled nursing:
Property count	48		48			48		48			51		51		66
Investment	$242,737		$242,159		0.2	$242,737		$239,924		1.2	$1,160,670		$1,160,284		$324,918
Beds	5,637		5,608		0.5	5,637		5,608		0.5	6,079		6,050		7,714
Occupancy %	85.9		86.0		(0.1)	85.9		85.6		0.3	85.9		85.9		85.7
EBITDAR	$47,972		$46,273		3.7	$47,972		$50,757		(5.5)	$53,082		$51,416		$71,727
EBITAR CFC/DSC	1.41	x	1.39	x	1.4	1.41	x	1.48	x	(4.7)	1.46	x	1. 44	x	1.58	x
EBITDARM	$66,801		$64,387		3.7	$66,801		$67,353		(0.8)	$73,260		$70,866		$94,167
EBITDARM CFC/DSC	1.97	x	1.94	x	1.5	1.97	x	1.97	x	—	2.01	x	1.98	x	2.07	x
NOI:
Rental revenues	$9,015		$8,793		2.5	$17,808		$17,343		2.7
Operating expenses	—		—		—	—		—		—
	$9,015		$8,793		2.5	$17,808		$17,343		2.7
Adjusted NOI:
Straight-line rents	(138)		(159)		(13.2)	(297)		(369)		(19.5)
Above market rents, net	24		29		(17.2)	53		58		(8.6)
	$8,901		$8,663		2.7	$17,564		$17,032		3.1

(1)          Geographic concentration excludes Mezzanine Loans as the investment and revenues associated with these assets cannot be allocated to a particular geographic region.

(2)          Amounts are reflected as originally reported.

Skilled Nursing Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

Lease Expirations and Secured Loan Maturities

		Annualized Revenues
	Properties	Amount	%
2008 (six months)	1	$637	2
2009	5	2,445	7
2010	2	1,568	4
2011	—	—	—
2012	—	—	—
2013	10	6,870	19
2014	9	6,672	19
2015	5	2,821	8
2016	5	4,541	13
2017	9	7,684	22
Thereafter	5	2,220	6
	51	$35,458	100

Unconsolidated Operating Portfolio

As of and for the six months ended June 30, 2008, dollars and square feet in thousands

	Property		Rental	Operating	Average			EBITDAR			EBITDARM
HCP Ventures II (35%)	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC		Amount	CFC
Assisted living	2	$11,077	$448	$—	12	111	87.2	$490	0.67	x	$683	0.93	x
Independent living	20	978,522	37,115	3	19	5,074	93.7	63,817	1.00	x	71,420	1.12	x
CCRCs	3	107,668	4,187	1	13	444	92.5	6,834	0.94	x	7,852	1.08	x
	25	$1,097,267	$41,750	$4	17	5,629	93.5	$71,141	0.99	x	$79,955	1.11	x

HCP Ventures III (30%)	Property Count	Investment	Rental Revenues	Operating Expenses	Average Age (Years)	Square Feet	Occupancy %
On-Campus	9	$108,121	$6,924	$2,250	8	606	100.0
Off-Campus	4	32,458	2,272	845	7	183	100.0
	13	$140,579	$9,196	$3,095	7	789	100.0

HCP Ventures IV (20%)	Property Count	Investment	Rental Revenues	Operating Expenses	Average Age (Years)	Square Feet	Occupancy %(1)
Medical office:
On-Campus	23	$228,876	$12,931	$6,161	19	1,233	84.4
Off-Campus	27	315,163	16,485	6,707	17	1,340	87.0
Life science	4	23,855	928	112	11	111	100.0
Hospital:
LTACH	1	12,184	597	117	2	N/A	N/A
Rehab	1	13,965	725	6	2	N/A	N/A
Specialty	2	55,224	2,761	373	4	N/A	N/A
	58	$649,267	$34,427	$13,476	17

HCP Life Science (50%-63%)	Property Count	Investment	Rental Revenues	Operating Expenses	Average Age (Years)	Square Feet	Occupancy %
San Francisco	2	$29,703	$2,932	$733	11	147	100.0
San Diego	2	22,195	2,444	504	12	131	96.8
	4	$51,898	$5,376	$1,237	12	278	98.5

(1)         Hospital occupancy information not provided by the respective operator/tenant.

Unconsolidated Operating Portfolio

As of and for the six months ended June 30, 2008, dollars in thousands

Portfolio Diversification

Geographic Concentration

	Investment		Rental	Operating
State	Amount	%	Revenues	Expenses
TX	$605,998	31	$28,534	$6,862
FL	434,937	22	18,577	2,696
IL	235,313	12	9,589	1,018
RI	200,885	10	8,482	1
CA	125,748	6	7,978	1,237
AZ	112,672	6	5,232	1,506
AL	57,966	3	3,440	1,008
TN	34,184	2	1,886	801
MO	33,153	2	1,650	657
NC	23,855	1	928	112
Other	74,300	5	4,453	1,914
	$1,939,011	100	$90,749	$17,812

Reporting Definitions

Acute Care Hospitals.  Acute care hospitals offer a wide range of services such as fully-equipped operating and recovery rooms, obstetrics, radiology, intensive care, open heart surgery and coronary care, neurosurgery, neonatal intensive care, magnetic resonance imaging, nursing units, oncology, clinical laboratories, respiratory therapy, physical therapy, nuclear medicine, rehabilitation services and outpatient services.

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Revenues.  The most recent monthly base rent, income from direct financing leases and/or interest income annualized for twelve months.  Annualized Revenues do not include tenant recoveries, additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, interest accretion and deferred revenues).  The Company uses Annualized Revenues for the purpose of determining Relationship Concentrations, Lease Expirations and Secured Loan Maturities.

Assets Held for Sale.  Assets of discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Assisting Living Facility (“ALF”).  A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Beds/Units/Square Feet.  Senior housing facilities are measured in units (e.g., studio, one or two bedroom units).  MOBs and life science facilities are measured in square feet. Hospitals and skilled nursing facilities are measured in licensed bed count.

Book Value.  The carrying amount as reported in the Company’s financial statements.

Cash Flow Coverage (“CFC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by the Same Period Rent.  Cash Flow Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Consolidated Assets.  Total assets as reported in the Company’s consolidated financial statements.

Consolidated Book Capitalization.  The carrying amount of (i) Consolidated Debt, plus (ii) minority interests, plus (iii) stockholders’ equity, as reported in the Company’s consolidated financial statements.

Consolidated Debt.  The carrying amount of bank line of credit, bridge loan (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements.

Consolidated Gross Assets.  The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements.

Consolidated Market Capitalization.  Consolidated Debt at Book Value plus Consolidated Market Equity.

Consolidated Market Equity.  The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

Consolidated Secured Debt.  Mortgage debt secured by real estate excluding debt on assets held for sale as reported in the Company’s consolidated financial statements.

Consolidated Undepreciated Book Capitalization.  Consolidated Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets, as reported in the Company’s consolidated financial statements.

Continuing Care Retirement Community (“CCRC”).  A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

Debt Service Coverage (“DSC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Direct Financing Lease (“DFL”).  The Company uses the direct finance method of accounting to record income from DFLs.  For leases accounted for as DFLs, future minimum lease payments are recorded as a receivable.  The difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income.  Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.  Investments in direct financing leases, as reported in the Company’s consolidated financial statements, are presented net of unamortized interest income.  DFLs have initial terms that range from 5 to 35 years.

Estimated Completion Date.  Management’s estimate of the date the core and shell structure improvements are expected to be or have been completed.

Reporting Definitions

Facility EBITDAR (“EBITDAR”).  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDAR in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDAR has limitations as an analytical tool.  Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities and senior housing facilities which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Facility EBITDARM (“EBITDARM”).  Earnings before interest, taxes, depreciation, amortization, rent and management fees for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDARM in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDARM has limitations as an analytical tool.  Facility EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDARM does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDARM as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

GAAP.  U.S. generally accepted accounting principles.

HCP Life Science.  Includes three unconsolidated joint ventures between the Company and an institutional capital partner for which the Company is the managing member.  HCP Life Science includes the following partnerships: (i) Torrey Pines Science Center LP (50%), (ii) Britannia Biotech Gateway LP (55%) and (iii) LASDK LP (63%).  The unconsolidated joint ventures were acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

HCP Ventures II.  An unconsolidated joint venture formed on January 5, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 35% interest.

HCP Ventures III.  An unconsolidated joint venture formed on October 27, 2006 between the Company and an institutional capital partner, for which the Company is the managing member and has an effective 25.5% interest.

HCP Ventures IV.  An unconsolidated joint venture formed on April 30, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 20% interest.

Independent Living Facility (“ILF”).  A senior housing facility that predominantly consists of independent living units is classified by the Company as an ILF.

Investment.  The carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, and the carrying amount of mortgage loans receivable.  Excludes real estate assets held for sale and classified as discontinued operations, unless otherwise specified.

Investment Management Business.  Excludes unconsolidated joint ventures outside of our unconsolidated institutional joint ventures: (i) HCP Life Science, (ii) HCP Ventures II, (iii) HCP Ventures III and (iv) HCP Ventures IV.

Life Science.  Laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry.

Long-Term Acute Care Hospitals (“LTACHs”).  LTACHs provide care for patients with complex medical conditions that require longer stays and more intensive care, monitoring or emergency back-up than that available in most skilled nursing-based programs.

Marketable Securities.  The Company classifies its existing marketable equity and debt securities as available-for-sale in accordance with provisions of SFAS No. 115. These securities are carried at fair market value, with unrealized gains and losses reported in stockholders’ equity as a component of accumulated other comprehensive income.

MOB.  Medical office building.

Occupancy.  For MOBs and life science facilities, occupancy represents the percentage of total rentable square feet leased where rental payments have commenced, including month-to-month leases, as of the date reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ operating occupancy for each quarter based on the most recent quarter of available data.  The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and senior housing facilities, respectively.  The percentages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Operating Portfolio.  Represents owned properties, direct financing leases, loans and marketable debt securities, and excludes properties under development.

Other Debt Investments.  Marketable debt securities and loans not secured by real estate.

Percentage Pre-leased.  Represents the percentage of a development project’s estimated square footage attributed to signed leases.

Pooled Leases.  Two or more leases to the same operator/tenant or their subsidiaries under which their obligations are combined by virtue of a master lease, a pooling agreement or cross-guaranties.

Reporting Definitions

Rehabilitation Hospitals (“Rehab”).  Rehabilitation hospitals provide inpatient and outpatient care for patients who have sustained traumatic injuries or illnesses, such as spinal cord injuries, strokes, head injuries, orthopedic problems, work-related disabilities and neurological diseases.

Renewal Rate.  The Company defines renewal rate as the ratio of total square feet expiring and available for lease to total renewed square feet.

Rental Revenues.  Represents rental and related revenues, tenant recoveries and income from direct financing leases.

Same Period Rent.  The base rent plus additional rent due to the Company over the most recent trailing twelve-month period as of period end.  The Company uses Same Period Rent for purposes of determining property-level Cash Flow Coverage.

Same Property Portfolio (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments in process and assets classified in discontinued operations are excluded from the same property portfolio.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Senior Housing.  ALFs, ILFs and CCRCs.  For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers.

Specialty Hospitals.  Specialty hospitals are licensed as acute care hospitals but focus on providing care in specific areas such as cardiac, orthopedic and women’s conditions, or specific procedures such as surgery and are less likely to provide emergency services.

Square Feet Owned.  The square footage for properties owned by the Company or its consolidated joint ventures, and excludes square footage for development properties prior to completion.

Total Book Capitalization.  Total Debt plus the carrying amount of minority interests plus the carrying amount of stockholders’ equity.

Total Debt.  Consolidated Debt at Book Value plus the Company’s pro rata share of debt from unconsolidated joint ventures.

The following table details the calculation of Total Debt:

	June 30,	December 31,
In thousands	2008	2007
Bank lines of credit	$—	$951,700
Bridge loan	1,150,000	1,350,000
Senior unsecured notes	3,821,786	3,819,950
Mortgage debt	1,516,380	1,278,280
Mortgage debt on assets held for sale	—	2,481
Other debt	105,264	108,496
Consolidated debt	6,593,430	7,510,907
HCP’s share of unconsolidated debt(1)	348,921	340,506
Total debt	$6,942,351	$7,851,413

Total Gross Assets.  Consolidated Gross Assets plus the Company’s pro rata share of total assets from unconsolidated joint ventures, after adding back accumulated depreciation and amortization.

The following table details the calculation of Total Gross Assets:

	June 30,	December 31,
	2008	2007
Consolidated total assets	$12,223,730	$12,521,772
Investments in and advances to unconsolidated joint ventures	(278,479)	(248,894)
Accumulated depreciation and amortization	866,649	724,797
Accumulated depreciation and amortization from assets held for sale	25,026	105,623
Consolidated gross assets	$12,836,926	$13,103,298
HCP’s share of unconsolidated total assets(1)	571,256	555,343
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	38,104	17,593
Total gross assets	$13,446,286	$13,676,234

(1)   Excludes unconsolidated joint ventures outside of the investment management business.

(2)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at the time of conversion or, at the Company’s election, two shares of the Company’s common stock.

(3)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at the time of conversion or, at the Company’s election, one share of the Company’s common stock.

Reporting Definitions

Total Market Capitalization.  Total Debt plus Consolidated Market Equity.

The following table details the calculation of Total Market Capitalization:

	June 30, 2008
In thousands, except price data	Shares/ Units	Price	Value
Common stock	236,512	$31.81	$7,523,447

Convertible partnership units
2 for 1(2)	2,434	63.62	154,851
1 for 1(3)	3,472	31.81	110,444
			265,295
Preferred stock:
7.25% Series E	4,000	20.46	81,840
7.10% Series F	7,820	20.34	159,059
			240,899

Consolidated market equity			$8,029,641

Consolidated debt			6,593,430

Consolidated market capitalization			$14,623,071

HCP’s share of unconsolidated debt(1)			348,921

Total market capitalization			$14,971,992

Total Secured Debt.  Consolidated secured debt plus the Company’s pro rata share of mortgage debt from unconsolidated joint ventures.

Total Undepreciated Book Capitalization.  Total Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets and the Company’s pro rata share of accumulated depreciation and amortization on real estate assets in unconsolidated joint ventures.

The following table details the calculation of Total Undepreciated Book Capitalization at:

	June 30,	December 31,
In thousands	2008	2007
Total debt	$6,942,351	$7,851,413
Total minority interests	273,036	339,271
Total stockholders’ equity	4,807,654	4,103,709
Total book capitalization	12,023,041	12,294,393
Accumulated depreciation and amortization	866,649	724,797
Accumulated depreciation and amortization from assets held for sale	25,026	105,623
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	38,104	17,593
Total undepreciated book capitalization	$12,952,820	$13,142,406

Yield.  Yield is calculated as Net Operating Income, as adjusted, divided by total investment.  For acquisitions, initial yields are calculated as projected Net Operating Income, twelve months forward, as adjusted, as of the closing date divided by total acquisition cost.  The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs.  For dispositions, exit yields are calculated as Net Operating Income (trailing twelve months), as adjusted, divided by total disposition price.

(1)     Excludes unconsolidated joint ventures outside of the investment management business.

Supplemental Financial Measures Disclosures

Adjusted Fixed Charge Coverage.  Adjusted EBITDA divided by Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

The following table details the calculation of Adjusted Fixed Charge Coverage:

	Three months ended		Six months ended
	June 30,		June 30,
In thousands	2008	2007	2008	2007
Net income	$232,295	$71,284	$282,707	$216,572
Interest expense:
Continuing operations	85,509	72,973	181,835	150,756
Discontinued operations	77	749	121	1,700
Income taxes:
Continuing operations	1,274	(395)	3,519	(152)
Discontinued operations	—	898	90	1,132
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	78,308	56,666	156,369	113,811
Discontinued operations	1,380	6,537	5,677	13,765
Equity income from unconsolidated joint ventures	(1,221)	(1,302)	(2,509)	(2,516)
HCP’s share of EBITDA from Investment Management Business	10,746	8,955	21,670	16,635
Other joint venture adjustments	611	576	1,225	1,011
EBITDA	408,979	216,941	650,704	512,714

Minority interests’ share in earnings	5,536	6,739	11,252	11,974
Gains on sales of real estate and real estate interest	(190,256)	(12,212)	(200,394)	(116,257)

Adjusted EBITDA	$224,259	$211,468	$461,562	$408,431

Interest expense:
Continuing operations	$85,509	$72,973	$181,835	$150,756
Discontinued operations	77	749	121	1,700
HCP’s share of interest expense from Investment Management Business	5,153	4,557	10,323	8,434
Capitalized interest	7,538	78	16,900	173
Preferred stock dividends	5,283	5,283	10,566	10,566

Fixed charges	$103,560	$83,640	$219,745	$171,629

Adjusted fixed charge coverage	2.2 x	2.5 x	2.1 x	2.4 x

Supplemental Financial Measures Disclosures

EBITDA and Adjusted EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  Adjusted EBITDA is calculated as EBITDA excluding minority interests’ share in earnings, impairments and gains or losses from real estate dispositions. The Company uses EBITDA and Adjusted EBITDA to measure both its operating performance and liquidity.  The Company considers Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from its operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments and gains or losses from real estate dispositions.  By excluding interest expense, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries.  The Company considers Adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, Adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments.  The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  The Company believes investors should consider EBITDA and Adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and as against other companies.  By excluding interest, taxes, depreciation and amortization, impairments and gains or losses from real estate dispositions when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses or gains or losses from real estate dispositions incurred in connection with such operations.  As a result, EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  Also, EBITDA and Adjusted EBITDA do not reflect the cash required to make interest and principal payments on the Company’s outstanding debt.  While Adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.  Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

The following table reconciles Adjusted EBITDA from net cash provided by operating activities:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands	2008	2007	2008	2007

Net cash provided by operating activities	$141,019	$129,596	$272,694	$216,595
Changes in:
Accounts receivable	(929)	978	(12,972)	3,912
Other assets	5,081	(3,977)	(5,399)	3,331
Accounts payable and accrued liabilities	(10,109)	(12,438)	6,047	(464)
Marketable securities losses (gains), net	(2,669)	3,862	(2,782)	4,874
Derivative losses, net	(2,360)	—	(2,360)	—
Impairments	(9,715)	—	(9,715)	—
Gains on sales of real estate and real estate interest	190,256	12,212	200,394	116,257
Minority interests’ share in earnings	(5,536)	(6,739)	(11,252)	(11,974)
Distributions of earnings from unconsolidated joint ventures	(882)	(1,056)	(2,073)	(2,067)
Equity income from unconsolidated joint ventures	1,221	1,302	2,509	2,516
Deferred rental revenue	(4,674)	(44)	(13,279)	(3,671)
Interest accretion	6,734	2,220	13,026	4,163
Straight-line rents	9,751	12,541	19,533	20,379
Recovery of loan losses	—	85	—	210
Amortization of debt issuance costs	(3,123)	(1,989)	(6,162)	(5,643)
Stock-based compensation	(3,959)	(3,364)	(7,485)	(5,842)
Amortization of below market lease intangibles, net	1,877	1,298	4,029	1,572
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	(78,308)	(56,666)	(156,369)	(113,811)
Discontinued operations	(1,380)	(6,537)	(5,677)	(13,765)
Net income	232,295	71,284	282,707	216,572

Interest expense:
Continuing operations	85,509	72,973	181,835	150,756
Discontinued operations	77	749	121	1,700
Income taxes:
Continuing operations	1,274	(395)	3,519	(152)
Discontinued operations	—	898	90	1,132
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	78,308	56,666	156,369	113,811
Discontinued operations	1,380	6,537	5,677	13,765
Equity income from unconsolidated joint ventures	(1,221)	(1,302)	(2,509)	(2,516)
HCP’s share of EBITDA from Investment Management Business	10,746	8,955	21,670	16,635
Other joint venture adjustments	611	576	1,225	1,011
EBITDA	408,979	216,941	650,704	512,714

Minority interests’ share in earnings	5,536	6,739	11,252	11,974
Gains on sales of real estate and real estate interest	(190,256)	(12,212)	(200,394)	(116,257)
Adjusted EBITDA	$224,259	$211,468	$461,562	$408,431

Supplemental Financial Measures Disclosures

Financial Leverage.  Total Debt divided by Total Gross Assets. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies.  The Company believes that the ratio of consolidated debt to consolidated gross assets is the most directly comparable GAAP measure to Financial Leverage.  The Company’s computation of its Financial Leverage may not be identical to the computations of financial leverage reported by other companies.  The Company’s share of total debt is not intended to reflect its actual liability or ability to access assets should there be a default under any or all of such loans or a liquidation of the joint ventures.

Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage.  However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company. For a reconciliation of FFO to net income, please refer to the slide in this supplemental information package captioned “Consolidated Funds From Operations.”

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders.  FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and SPP.  The Company defines NOI as rental revenues, including tenant reimbursements and income from direct financing leases, less property level operating expenses. NOI excludes gain on sale of real estate interest, depreciation and amortization, general and administrative expenses, impairments, interest expense and discontinued operations.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis.  NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, amortization of above and below market lease intangibles, and lease termination fees. NOI, as adjusted, is sometimes referred as “adjusted NOI” or “cash basis NOI.”  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The Company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

The following table reconciles NOI from net income:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands	2008	2007	2008	2007
Net income	$232,295	$71,284	$282,707	$216,572
Investment management fee income	(1,457)	(4,220)	(2,924)	(10,459)
Depreciation and amortization	78,308	56,666	156,369	113,811
General and administrative	18,840	17,290	39,371	37,395
Impairments	9,715	—	9,715	—
Gain on sale of real estate interest	—	(10,141)	—	(10,141)
Interest and other income, net	(30,739)	(18,722)	(66,066)	(33,186)
Interest expense	85,509	72,973	181,835	150,756
Income taxes	1,274	(395)	3,519	(152)
Equity income from unconsolidated joint ventures	(1,221)	(1,302)	(2,509)	(2,516)
Minority interests’ share in earnings	5,536	6,739	11,252	11,974
Total discontinued operations, net of taxes	(195,725)	(24,758)	(215,335)	(147,268)
Net operating income (“NOI”)	$202,335	$165,414	$397,934	$326,786

Supplemental Financial Measures Disclosures

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC.  The Reporting Definitions and Supplemental Financial Measures Disclosures are an integral part of the information presented herein.

On our internet website, www.hcpi.com, you can access, free of charge, our Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  The information contained on our website is not incorporated by reference into, and should not be considered a part of, this supplemental information package.  In addition, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov.

For more information, contact Mark A. Wallace, Executive Vice President, Chief Financial Officer and Treasurer at (562) 733-5100.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include among other things the Company’s estimate of (i) yields, (ii) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (iii) rentable square feet for land held for future development. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; changes in the financial condition of the Company’s lessees and obligors; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments; and other risks described from time to time in the Company’s Securities and Exchange Commission filings.  The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.